UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	August 31

Date of reporting period:	May 31, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY  FUND INC.

FORM N-Q

MAY 31, 2012

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 85.4%
CONSUMER DISCRETIONARY — 19.3%
Auto Components — 0.4%
Europcar Groupe SA	11.500%	5/15/17	350,000	EUR	$375,973	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	1,290,103	(a)
Total Auto Components					1,666,076
Automobiles — 0.7%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,260,000		2,276,950
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		460,100	(a)
Total Automobiles					2,737,050
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,030,000		1,040,300
ServiceMaster Co., Senior Notes	8.000%	2/15/20	580,000		611,175
Total Diversified Consumer Services					1,651,475
Hotels, Restaurants & Leisure — 10.1%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Senior Notes	9.000%	5/15/18	950,000		954,750	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	982,761		850,383	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		762,200
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	890,000		890,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,100,000		874,500
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,202,500
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	640,000		654,400	(a)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,120,000		1,125,600	(a)
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	10.750%	1/15/17	2,069,767		2,225,000	(c)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	2,700,000		3,078,000
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,151,511	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,128,150	(a)
Gala Group Finance PLC, Senior Secured Notes	8.875%	9/1/18	1,410,000	GBP	1,885,157	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		2,902,500	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	519,000		500,835	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	910,000		916,825	(a)
Mastro’s Restaurants LLC/RRG Finance Corp., Senior Secured Notes	12.000%	6/1/17	1,000,000		1,005,000	(a)
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		1,285,938
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,610,000		3,339,250	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	6,270,000		6,865,650
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	295,000		302,375	(a)
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,436,437	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,040,000		2,111,400	(a)
Total Hotels, Restaurants & Leisure					40,448,361
Household Durables — 1.1%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,500,000		4,275,000
Media — 4.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	430,000		445,050	(a)
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	380,000		285,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Media — continued
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,390,000		$1,393,475	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	760,000		729,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	110,000		103,950	(a)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	910,000		987,350
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,560,000
LBI Media Inc., Senior Notes	8.500%	8/1/17	110,000		22,550	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,080,000		896,400	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		880,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,631,000		3,727,955	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	1,600,000	EUR	1,928,941	(a)
Polish Television Holding BV, Senior Secured Notes	11.250%	5/15/17	600,000	EUR	723,353	(a)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	474,148	(a)(e)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,392,629	(a)
Total Media					16,550,401
Multiline Retail — 0.3%
Bon-Ton Stores Inc., Senior Notes	10.250%	3/15/14	430,000		298,850
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,100,000		1,027,125
Total Multiline Retail					1,325,975
Specialty Retail — 1.5%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	2,073,611	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,731,450
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	1,332,000		1,421,910
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	770,000		799,838	(a)
Total Specialty Retail					6,026,809
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	1,854,751	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		552,750	(a)
Total Textiles, Apparel & Luxury Goods					2,407,501
TOTAL CONSUMER DISCRETIONARY					77,088,648
CONSUMER STAPLES — 2.4%
Food & Staples Retailing — 0.3%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,240,000		1,264,800	(a)
Food Products — 1.7%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,518,082	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	834,174	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	530,000	EUR	631,589	(a)
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	530,000		540,600	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	3,600,000		3,393,000	(a)
Total Food Products					6,917,445
Personal Products — 0.0%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	170,000		184,450	(a)
Tobacco — 0.4%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,435,000		1,406,300
TOTAL CONSUMER STAPLES					9,772,995
ENERGY — 6.7%
Energy Equipment & Services — 2.1%
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	730,000		688,025	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,040,000		2,050,200	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	720,000		759,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Energy Equipment & Services — continued
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	4,520,000		$4,836,400
Total Energy Equipment & Services					8,334,225
Oil, Gas & Consumable Fuels — 4.6%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,540,000		1,486,100
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,470,000		1,503,075
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000		935,025
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000		277,425
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	930,000		995,100	(a)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	890,000		848,206
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,860,000		1,850,700	(a)
Everest Acquisition LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	100,000		102,625	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,250,000		1,289,062	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	440,000		434,500	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,040,000		806,000
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,630,000		1,880,450
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	2,425,000		339,500	(a)(e)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000		1,133,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,920,000		1,912,800	(a)
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	830,000		767,750	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,980,000		1,832,700	(a)
Total Oil, Gas & Consumable Fuels					18,394,018
TOTAL ENERGY					26,728,243
FINANCIALS — 6.6%
Commercial Banks — 2.7%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,200,000		3,232,000	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	100,000		100,750	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	590,000		594,652	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000		283,422	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000		1,282,924	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium Term Notes	7.748%	9/29/17	7,000,000		4,480,000	(f)(g)
Santander Issuances SAU, Notes	5.911%	6/20/16	900,000		842,055	(a)
Total Commercial Banks					10,815,803
Diversified Financial Services — 3.7%
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	2,340,000		2,644,200
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	3,770,000		3,920,800
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,001,639
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,118,500
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,508,950
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,100,000		1,166,000	(a)(c)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		487,500	(a)(g)
Total Diversified Financial Services					14,847,589
Insurance — 0.2%
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/37	720,000		705,600	(a)
TOTAL FINANCIALS					26,368,992
HEALTH CARE — 6.2%
Health Care Equipment & Supplies — 0.5%
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	1,428,158	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Equipment & Supplies — continued
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	$693,677	(a)
Total Health Care Equipment & Supplies					2,121,835
Health Care Providers & Services — 5.2%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	730,000		813,950
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	3,320,505		3,469,928	(c)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	780,000		838,500
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,950,000		2,001,188
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,504,000		4,760,960
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	298,222	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	1,125,000	GBP	1,491,111	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	700,000		715,750
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	780,000		795,600	(a)
INC Research LLC, Senior Notes	11.500%	7/15/19	590,000		561,238	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,210,000		1,028,500	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,330,000	EUR	1,348,527	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	320,000		321,600	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,610,000		2,202,187
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	36,000		25,110
Total Health Care Providers & Services					20,672,371
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	1,858,738	(a)
TOTAL HEALTH CARE					24,652,944
INDUSTRIALS — 15.4%
Aerospace & Defense — 1.9%
Ducommun Inc., Senior Notes	9.750%	7/15/18	600,000		637,500
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,150,000		2,289,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		4,546,500	(a)
Total Aerospace & Defense					7,473,750
Airlines — 1.5%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,275,000		4,424,625	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,542,211		1,573,055
Total Airlines					5,997,680
Building Products — 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	790,000		718,900	(a)(d)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	1,190,000		1,314,950	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	617,000	EUR	726,682	(a)
Total Building Products					2,760,532
Commercial Services & Supplies — 2.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000		1,372,500	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	4,000,000		3,940,000
Cenveo Corp., Secured Notes	8.875%	2/1/18	700,000		637,000
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		717,400	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,070,000		2,018,250	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,130,000		1,166,725	(a)
Total Commercial Services & Supplies					9,851,875
Construction & Engineering — 1.1%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	5,000,000		4,475,000	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Electrical Equipment — 1.0%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000		$4,101,250	(a)
Machinery — 1.2%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,890,000		1,965,600	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	890,000		903,350	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	1,381,789	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	600,000	EUR	552,716	(a)
Total Machinery					4,803,455
Marine — 1.0%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	1,154,708		1,065,218	(a)(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	806,000		785,850	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,480,000		2,343,600
Total Marine					4,194,668
Road & Rail — 1.7%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,112,636		2,536,798	(c)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,026,000		2,005,740	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,130,000		2,327,025
Total Road & Rail					6,869,563
Trading Companies & Distributors — 1.0%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,520,000		2,608,200
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,336,000		1,369,400	(a)
Total Trading Companies & Distributors					3,977,600
Transportation — 1.6%
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	1,117,797	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,000,000		1,815,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,450,000		3,458,625	(a)
Total Transportation					6,391,422
Transportation Infrastructure — 0.2%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	630,000		645,750	(a)
TOTAL INDUSTRIALS					61,542,545
INFORMATION TECHNOLOGY — 3.4%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,000,000		3,397,500	(a)
IT Services — 1.8%
First Data Corp., Senior Notes	10.550%	9/24/15	3,324,847		3,324,847
First Data Corp., Senior Notes	11.250%	3/31/16	550,000		481,250
First Data Corp., Senior Notes	12.625%	1/15/21	2,450,000		2,321,375
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	1,120,000		1,167,600	(a)
Total IT Services					7,295,072
Semiconductors & Semiconductor Equipment — 0.5%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	1,729,000		1,824,095
Software — 0.3%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	850,000	EUR	1,058,908	(a)
TOTAL INFORMATION TECHNOLOGY					13,575,575
MATERIALS — 11.9%
Chemicals — 1.7%
Ineos Group Holdings PLC, Senior Notes	7.875%	2/15/16	1,800,000	EUR	1,894,628	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,458,762	(a)

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals — continued
Kinove German Bondco GmbH, Senior Secured Bonds	10.000%	6/15/18	1,450,000	EUR	$1,793,284	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	1,676,695	(a)
Total Chemicals					6,823,369
Containers & Packaging — 3.7%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,079,659	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	471,880	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	1,900,000	EUR	2,061,555	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,601,250
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	2,740,000		2,582,450	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,085,000	(a)
Total Containers & Packaging					14,881,794
Metals & Mining — 4.0%
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,280,000		1,286,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,510,000		1,566,625	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,130,000		1,956,250	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		449,500	(a)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	1,270,000		1,273,175	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,420,000		1,508,750
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	910,000		944,125	(a)
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,000,000		2,712,500
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,904,000		1,951,600
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	780,000		760,500	(a)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	1,480,000		1,487,400
Total Metals & Mining					15,896,825
Paper & Forest Products — 2.5%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,010,000		1,080,700	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		3,278,250
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,658,476	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,868,650		1,429,517	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,020,000		367,200
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	2,280,000		1,117,200
Total Paper & Forest Products					9,931,343
TOTAL MATERIALS					47,533,331
TELECOMMUNICATION SERVICES — 7.3%
Diversified Telecommunication Services — 4.1%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,375,000	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	3,000,000		2,955,000
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000		940,700	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,082,267	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	572,623	(a)
Wind Acquisition Finance SA, Senior Secured Notes	11.750%	7/15/17	1,000,000	EUR	1,029,387	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,780,937		3,561,798	(a)(c)
Total Diversified Telecommunication Services					16,516,775
Wireless Telecommunication Services — 3.2%
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	1,000,000		918,750
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,370,000		1,328,900

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Wireless Telecommunication Services — continued
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,150,000	GBP	$1,555,264	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	202,860	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,780,000		4,320,550
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		1,796,700
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,220,000		2,408,700	(a)
Total Wireless Telecommunication Services					12,531,724
TOTAL TELECOMMUNICATION SERVICES					29,048,499
UTILITIES — 6.2%
Electric Utilities — 3.6%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	782,998		876,958
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	4,440,000		4,551,000	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,200,481		1,104,442
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,640,235		3,088,486
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,350,000		3,182,500
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	710,000		173,950
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,340,000		1,579,500	(a)
Total Electric Utilities					14,556,836
Independent Power Producers & Energy Traders — 2.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000		979,200	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000		743,400	(e)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	350,000		188,125
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	480,000		519,600
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,380,000		1,366,200	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000		2,661,350	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,840,000		2,414,000
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442		1,490,670
Total Independent Power Producers & Energy Traders					10,362,545
TOTAL UTILITIES					24,919,381
TOTAL CORPORATE BONDS & NOTES (Cost — $361,272,779)					341,231,153
COLLATERALIZED SENIOR LOANS — 2.5%
CONSUMER DISCRETIONARY — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Second Lien Term Loan	13.500%	10/15/17	2,000,000		2,043,750	(h)
ENERGY — 1.5%
Oil, Gas & Consumable Fuels — 1.5%
Chesapeake Energy Corp., Term Loan	—	12/1/17	6,030,000		5,889,802	(i)
FINANCIALS — 0.5%
Capital Markets — 0.5%
Stockbridge/SBE Holdings LLC, Term Loan B	—	5/2/17	2,150,000		2,107,000	(i)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $10,038,110)					10,040,552
CONVERTIBLE BONDS & NOTES — 2.1%
CONSUMER DISCRETIONARY — 1.0%
Diversified Consumer Services — 1.0%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	5,000,000		4,100,000	(a)
INDUSTRIALS — 0.3%
Marine — 0.3%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	396,324		40,120	(b)(c)(d)
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	1,426,769		1,065,060	(b)(c)(d)
TOTAL INDUSTRIALS					1,105,180

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MATERIALS — 0.8%
Chemicals — 0.8%
Hercules Inc.	6.500%	6/30/29	4,000,000	$3,250,000
TOTAL CONVERTIBLE BONDS & NOTES (Cost — $10,101,806)				8,455,180
SOVEREIGN BONDS — 3.5%
Argentina — 1.1%
Republic of Argentina, Discount Notes	8.280%	12/31/33	3,481,244	2,071,340
Republic of Argentina, Senior Notes	8.750%	6/2/17	3,030,000	2,408,850
Total Argentina				4,480,190
Venezuela — 2.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,970,000	5,134,200	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	4,452,300
Total Venezuela				9,586,500
TOTAL SOVEREIGN BONDS (Cost — $15,481,776)				14,066,690

			SHARES
COMMON STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			68,957	137,914	*(b)(d)
INDUSTRIALS — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A Shares			36,380	67,303	*
TOTAL COMMON STOCKS (Cost — $532,871)				205,217
CONVERTIBLE PREFERRED STOCKS — 1.3%
FINANCIALS — 1.3%
Diversified Financial Services — 1.3%
Citigroup Inc. (Cost - $7,184,331)	7.500%		64,700	5,439,976
PREFERRED STOCKS — 1.9%
FINANCIALS — 1.8%
Consumer Finance — 1.8%
GMAC Capital Trust I	8.125%		319,200	7,316,064	(g)
INDUSTRIALS — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		3,773	379,187	(a)(b)(g)
TOTAL PREFERRED STOCKS (Cost — $8,146,167)				7,695,251

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	134,880	*(b)
Jack Cooper Holdings Corp.		5/6/18	846	67,680	*(b)
TOTAL WARRANTS (Cost — $46,253)				202,560
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $412,804,093)				387,336,579

See Notes to Schedule of Investments.

WESTERN ASSET HIGH YIELD DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

May 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
SHORT-TERM INVESTMENTS — 2.6%
Repurchase Agreements — 2.6%
Goldman Sachs & Co. repurchase agreement dated 5/31/12; Proceeds at maturity - $10,400,049; (Fully collateralized by U.S. government agency obligations, 0.200% due 2/27/13; Market value - $10,615,000) (Cost - $10,400,000)	0.170%	6/1/12	10,400,000	$10,400,000
TOTAL INVESTMENTS — 99.5% (Cost — $423,204,093#)				397,736,579
Other Assets in Excess of Liabilities — 0.5%				1,904,880
TOTAL NET ASSETS — 100.0%				$399,641,459

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of May 31, 2012.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of May 31, 2012. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	EUR	- Euro
	GBP	- British Pound

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010  and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

Notes to schedule of investments (unaudited) (continued)

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$340,380,770	$850,383	$341,231,153
Collateralized senior loans	—	10,040,552	—	10,040,552
Convertible bonds & notes	—	8,455,180	—	8,455,180
Sovereign bonds	—	14,066,690	—	14,066,690
Common stocks	$67,303	—	137,914	205,217
Convertible preferred stocks	5,439,976	—	—	5,439,976
Preferred stocks	7,316,064	379,187	—	7,695,251
Warrants	—	202,560	—	202,560
Total long-term investments	$12,823,343	$373,524,939	$988,297	$387,336,579
Short-term investments†	—	10,400,000	—	10,400,000
Total investments	$12,823,343	$383,924,939	$988,297	$397,736,579
Other financial instruments:
Forward foreign currency contracts	—	$3,489,892	—	$3,489,892
Total	$12,823,343	$387,414,831	$988,297	$401,226,471

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$66,445	—	—	$66,445
Forward foreign currency contracts	—	$21,197	—	21,197
Total other financial instruments	$66,445	$21,197	—	$87,642

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COMMON STOCKS	TOTAL
Balance as of August 31, 2011	$1,880,000	—	$1,880,000
Accrued premiums/discounts	4,256	—	4,256
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	(18,869)	—	(18,869)
Purchases	844,846	$137,914	982,760
Sales	(1,074,000)	—	(1,074,000)
Transfers into Level 3	—	—	—
Transfers out of Level 3(2)	(785,850)	—	(785,850)
Balance as of May 31, 2012	$850,383	$137,914	$988,297
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2012(1)	$1,281	—	$1,281

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to schedule of investments (unaudited) (continued)

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to schedule of investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying

Notes to schedule of investments (unaudited) (continued)

Schedule of Investments. At May 31, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $21,197. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,257,925
Gross unrealized depreciation	(35,725,439)
Net unrealized depreciation	$(25,467,514)

At May 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 5-Year Notes	1	6/12	$123,075	$124,376	$(1,301)
U.S. Treasury 5-Year Notes	143	9/12	17,693,669	17,758,813	(65,144)
Net unrealized loss on open futures contracts					$(66,445)

Notes to schedule of investments (unaudited) (continued)

At May 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Citibank, N.A.	111,158	$171,259	8/16/12	$(4,469)
Euro	Citibank, N.A.	478,534	592,034	8/16/12	(16,728)
					(21,197)
Contracts to Sell:
British Pound	Citibank, N.A.	562,714	866,963	8/16/12	40,379
British Pound	Credit Suisse	2,449,820	3,774,395	8/16/12	184,919
British Pound	UBS AG	1,383,773	2,131,955	8/16/12	103,807
Euro	Citibank, N.A.	10,507,000	12,999,074	8/16/12	664,440
Euro	Credit Suisse	10,023,025	12,400,308	8/16/12	809,387
Euro	JPMorgan Chase & Co.	8,261,272	10,220,698	8/16/12	633,134
Euro	UBS AG	13,774,636	17,041,735	8/16/12	1,053,826
					3,489,892
Net unrealized gain on open forward foreign currency contracts					$3,468,695

During the period ended May 31, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of August 31, 2011	—	—
Options written	$15,400,000	$187,880
Options closed	—	—
Options exercised	—	—
Options expired	(15,400,000)	(187,880)
Written options, outstanding as of May 31, 2012	—	—

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at May 31, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(66,445)	—	—	$(66,445)
Foreign Exchange Risk	—	$3,489,892	$(21,197)	3,468,695
Total	$(66,445)	$3,489,892	$(21,197)	$3,402,250

During the period ended May 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$4,676
Written options†	27,769
Forward foreign currency contracts (to buy)	1,900,411
Forward foreign currency contracts (to sell)	61,745,740
Futures contracts (to sell)	17,730,469

†At May 31, 2012, there were no open positions held in this derivative.

Notes to schedule of investments (unaudited) (continued)

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                   CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                   EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date: July 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: July 26, 2012